UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                         __________________________

                                  FORM 8-K


                         __________________________


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


 Date of Report  (Date of earliest event reported)  February 22, 1995
                                                   ___________________


                           DART GROUP CORPORATION
           ______________________________________________________
           (Exact name of registrant as specified in its charter)



         Delaware                  0-1946             53-0242973
____________________________     ____________     ___________________
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)     Identification No.)



        3300 75th Avenue, Landover, Maryland        20785
     ________________________________________     __________
     (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code (301) 731-1200
                                                         ______________

       ______________________________________________________________
       (Former name or former address, if changed since last report.)


     The total number of sequentially numbered pages is 3.

     This filing contains no exhibits.

       2 of 3

Item 5.  Other Events

Robert M. Haft Employment Litigation
____________________________________

                On February 22, 1995, the federal district court in the employment litigation brought by Robert M. Haft, the former president of Dart Group Corporation ("Dart Group") and former Chairman of Crown Books Corporation ("Crown Books") (Robert M. Haft v. Dart Group Corporation, et al. (D. Del. Civ. Action No. 93-384-SLR)), made the following rulings against Dart Group, Crown Books and Trak Auto Corporation ("Trak Auto"):

     1) The court found that Robert Haft was entitled to additional damages in the amount of $2,146,250, plus interest, based on the failure of Crown Books to deliver 100,000 unrestricted shares of Crown Books stock to him when he demanded them in August of 1993.

     2) The court found that Robert Haft was entitled to exercise employee stock options under applicable employee stock option plans of Dart Group, Crown Books, and Trak Auto. As to options that had expired during the pendency of the case, the court extended the time for exercise for a period equal to the period from June 30, 1993 to the expiration date. As to options that have not yet expired, the court extended the exercise date for a period equal to the period from June 30, 1993 until final judgment is entered, which the court has not yet done. (Under the relevant plans, Robert Haft would be entitled to exercise options for 50,000 Dart Group Class A shares having exercise prices of $71.50 - $104.50 a share, 80,000 Crown Books shares having exercise prices of $21.45 - $23.93 a share, and 40,000 Trak Auto shares having exercise prices of $6.60 - $13.75 a share.)

    3) The court found that Robert Haft has the right to purchase for $149,400 ten percent of Dart Group's interest in the entity that acquired the assets of Total Beverage's Chantilly store.

       3 of 3

                                  SIGNATURE
                                  _________
                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DART GROUP CORPORATION


                                         By: /s/ Robert A. Marmon
                                             ____________________
                                                  Robert A. Marmon
                                                  Chief Financial Officer


Date:  March 1, 1995